Exhibit 10.23

THIS AMENDMENT is executed as a deed on 25 February, 2021 (this “Amendment”) by and between Full Truck Alliance Co. Ltd. (the “Company”), THE CORE TRUST COMPANY LIMITED (匯聚信託有限公司) ( the “Trustee”) and MASTER QUALITY GROUP LIMITED (the “Nominee”, together the Company and the Trustee, the “Parties”).

Reference is made to (i) the trust deed (the “Trust Deed”) made as of December 3, 2018 by and between the Parties, pursuant to which the Trustee shall serve as the trustee for the Trust and the Nominee shall hold Shares underlying the Awards under the Trust; (ii) Settlor Instruction Letter dated 1 July 2020 (the “Instruction Letter”); and (iii) Proxy Appointment and Limited Power of Attorney dated 1 July 2020 (the “PoA”). For purposes of this Amendment, unless defined elsewhere in this Amendment, capitalized terms shall have the meanings specified in the Trust Deed.

In consideration of the promises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.	Clause 5 titled “Voting” in the Trust Deed is hereby replaced in its entirety with the following:

“5. VOTING

To the extent permitted under the Rules and applicable laws and regulations, the voting rights attached to the Shares shall be exercised by the chairman of the Board.”

2.	This Amendment shall become effective from the date hereof.

3.	Except expressly and specifically amended by this Amendment, the Trust Deed shall remain in full force and effect.

4.	Save for Clause 5 of the Trust Deed, the other clauses contained in the Trust Deed shall apply mutatis mutandis to this Amendment.

5.	This Amendment shall supersede and replace the instructions as stated in the Instruction Letter and PoA.

[Signature Page Follows]

IN WITNESS WHEREOF, this Deed has been executed and delivered on the date first before written.

THE COMMON SEAL OF	)
Full Truck Alliance Co. Ltd.	)
)
was affixed to this Deed	)
in the presence of:	)

  The above signature has been executed in the presence of:

Signature of witness:	/s/ Shi Xiao Xiao
Name of witness:	Shi Xiao Xiao

[Signature Page to the Deed of Amendment]

IN WITNESS WHEREOF, this Deed has been executed and delivered on the date first before written.

THE COMMON SEAL OF	)
THE CORE TRUST	)
COMPANY LIMITED	)
was affixed to this Deed	)
in the presence of:	)

  The above signature has been executed in the presence of:

Signature of witness:	/s/ Su Yu Ning
Name of witness:	Su Yu Ning

[Signature Page to the Deed of Amendment]

IN WITNESS WHEREOF, this Deed has been executed and delivered on the date first before written.

THE COMMON SEAL OF	)
MASTER QUALITY GROUP LIMITED	)
)
was affixed to this Deed	)
in the presence of:	)

  The above signature has been executed in the presence of:

Signature of witness:	/s/ Su Yu Ning
Name of witness:	Su Yu Ning

[Signature Page to the Deed of Amendment]